24-a                    Powers of Attorney

                                POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                        /s/ Lilyan H. Affinito

                                      II-13

                                POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November30, 2000
                                                      /s/ George Bugliarello









                                      II-14

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                          /s/ Robert B. Catell

                                      II-15

                                          POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                          /s/ Howard R. Curd

                                      II-16

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                          /s/ Richard N. Daniel










                                      II-17

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000

                                                        /s/ Donald H. Elliott











                                      II-18

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                        /s/ Alan H. Fishman










                                      II-19

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                           /s/ J. Atwood Ives

                                      II-20

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                            /s/ James R. Jones










                                      II-21

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                        /s/ Stephen W. McKessy












                                      II-22

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 30, 2000
                                                         /s/ Edward D. Miller








                                      II-23

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 29, 2000
                                                         /s/ Basil A. Paterson










                                      II-24

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: December 4, 2000
                                                           /s/ James Q. Riordan




                                      II-25

                                POWER OF ATTORNEY


      KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 29, 2000
                                                              /s/ Vincent Tese




                                      II-26

             CERTIFIED COPY OF RESOLUTION OF THE BOARD OF DIRECTORS
              AUTHORIZING SIGNATURES PURSUANT TO POWERS OF ATTORNEY
                  AND THE FILING OF THE REGISTRATION STATEMENT


      RESOLVED, that the registration statement on Form S-3, or such other form as may be required, covering the registration under the Act and the rules and regulations thereunder, of the Common Stock of the Corporation, to be issued on a continuous basis under an investor common stock issuance and dividend reinvestment, shall be prepared; and that the proper officers of the Corporation hereby are, and each of them with full authority to act without the others hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to execute such registration statement with such changes as the officers or officer executing such registration statement on behalf of the Corporation with the advice of counsel may deem necessary or desirable, the execution by such officers or officer to be conclusive evidence that they or he deemed such changes to be necessary or desirable, and to execute any amendment to such registration statement, to procure all necessary signatures thereon, to file such registration statement and any amendment thereto when so executed (together with appropriate exhibits thereto) with the Commission and to take all action necessary to list such shares with the New York and Pacific Stock Exchanges.

      RESOLVED, that the proper officers of the Corporation and other authorized persons be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Corporation to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer or other authorized persons may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and fully to effectuate the purposes and intents thereof, and that all actions taken by the officers of the Corporation and other authorized persons to date, in connection with the foregoing resolutions, or otherwise, are hereby in all respects confirmed, ratified and approved.

     I, R. A. Rapp, Jr., Vice President, Secretary & Deputy General Counsel of KeySpan Corporation, DO HEREBY CERTIFY that the foregoing is a true and correct copy of resolutions duly adopted by the Board of Directors of said Corporation at a meeting duly called and held May 27, 1998, at which a quorum was present and voting throughout, and that such resolutions are in full force and effect on

                                      II-27
the date of this certification.
      WITNESS my hand and seal of the Corporation this 11th day of December, 2000.

                                                 /s/ R. A. Rapp, Jr.
                                                 -------------------------------
                                                     R. A. Rapp, Jr.
                                                     Vice President, Secretary &
                                                     Deputy General Counsel


                                      II-28